                         Exhibit 24.1- POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints George H. Frisch the undersigned's true and lawful attorney-in-fact to:

        (i)     execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer and/or director of Virtual Radiologic
Corporation, a Delaware corporation (the "Company"), Form ID and Forms 3, 4, and
5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and
the rules thereunder; and

        (ii)    do and perform any and all acts for and on behalf of the
undersigned which may be necessary or desirable to complete and execute any such
Form ID and Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and
Exchange Commission and any stock exchange or similar authority.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date set forth below.

/s/ Andrew P. Hertzmark                           Date: 11/09/07
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Name:  Andrew P. Hertzmark
Title: Director